EXHIBIT 99.2


PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
FINANCIAL SUMMARY                                                                                     Three Months
(DOLLARS IN THOUSANDS,EXCEPT PER SHARE DATA)            Three Months Ended June 30,                   Ended March 31,
                                                 ----------------------------------------        ------------------------
                                                      2003          2002       % Change             2003        % Change
                                                 -----------     ------------  ----------        ------------   ---------
SUMMARY OF OPERATIONS
Net Income                                     $     12,195    $      10,405      17.2 %       $      11,785       3.5 %
Net Interest Income                                  36,799           35,870       2.6                35,627       3.3
Provision for Loan Losses                             3,251            2,650      22.7                 1,760      84.7
Non-Interest Income                                  16,360           19,435     (15.8)               22,591     (27.6)
Net Gains (Losses)                                   (6,892)          (2,242)    207.4                 1,247        -
Non-Interest Income (excluding Net Gains/Losses)     23,252           21,677       7.3                21,344       8.9
Non-Interest Expense                                 40,300           37,780       6.7                39,050       3.2
Income Tax Expense (Benefit)                         (2,587)           4,470    (157.9)                5,623    (146.0)

SHARE DATA
Basic Earnings Per Share                       $       0.50    $        0.41      22.0 %       $        0.48       4.2 %
Diluted Earnings Per Share                             0.49             0.40      22.5                  0.47       4.3
Cash Dividends Paid Per Share                         0.230            0.210       9.5                 0.225       2.2
Book Value Per Share                                  13.47            12.02      12.1                 13.27       1.5
Weighted Average Shares -- Basic                 24,500,552       25,150,841      (2.6)           24,384,142       0.5
Weighted Average Shares -- Diluted               25,085,553       25,974,869      (3.4)           25,053,638       0.1
Common Shares Outstanding                        24,565,237       25,102,347      (2.1)           24,408,774       0.6

END OF PERIOD BALANCES
Investment Securities Portfolio                $  2,126,758    $   1,920,191      10.8 %       $   2,229,246      (4.6)%
Total Loans                                       2,579,365        2,652,210      (2.7)            2,462,022       4.8
Assets                                            5,096,296        5,143,776      (0.9)            5,013,492       1.7
Deposits                                          3,347,974        3,350,461      (0.1)            3,273,017       2.3
Stockholders' Equity                                330,816          301,661       9.7               323,988       2.1
Common Stockholders' Equity                         317,926          302,245       5.2               307,862       3.3

AVERAGE BALANCES
Investment Securities Portfolio                $  2,132,288    $   1,890,814      12.8 %       $   2,049,951       4.0 %
Loans:
  Core Consumer                                     866,789          784,134      10.5               845,072       2.6
  Core Commercial Business                          352,095          334,796       5.2               342,097       2.9
  Core Commercial Real Estate                       579,714          497,669      16.5               561,085       3.3
    Total Core Loans                              1,798,598        1,616,599      11.3             1,748,254       2.9
  Non-Core Consumer                                 674,381          978,204     (31.1)              701,449      (3.9)
  National Syndicated Loans                          38,232           72,073     (47.0)               49,845     (23.3)
    Total Non-Core Loans*                           712,613        1,050,277     (32.1)              751,294      (5.1)
Total Loans                                       2,511,211        2,666,876      (5.8)            2,499,548       0.5
Earning Assets                                    4,657,849        4,565,238       2.0             4,560,447       2.1
Assets                                            4,998,848        4,870,143       2.6             4,883,827       2.4
  Core Deposits                                   2,856,004        2,704,438       5.6             2,749,150       4.0
  Non-Core Deposits (Brokered Deposits)             356,908          630,611     (43.4)              398,018     (10.8)
Total Deposits                                    3,212,912        3,335,049      (3.7)            3,147,168       2.1
Stockholders' Equity                                325,435          293,540      10.9               318,157       2.3
Common Stockholders' Equity                         308,020          300,891       2.4               302,380       1.9

SELECTED RATIOS
Return on Average Assets                               0.98 %           0.86 %                          0.98 %
Return on Average Equity                              15.03            14.22                           15.02
Return on Average Common Equity                       15.88            13.87                           15.81
Net Yield on Average Earning Assets (t/e basis)        3.18             3.17                            3.18
Efficiency Ratio                                      66.92            65.42                           68.33
Leverage Ratio                                         7.51             7.46                            7.49
Tier I Risk-Based Capital Ratio                       12.11            11.06                           12.14
Total Risk-Based Capital Ratio                        13.21            12.13                           13.22

* Includes purchased loans, syndicated loans outside the Bank's normal lending area and loans from discontinued product lines.


PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
FINANCIAL SUMMARY
(DOLLARS IN THOUSANDS,EXCEPT PER SHARE DATA)           Six Months Ended June 30,
                                                   --------------------------------------------
                                                       2003           2002         % Change
                                                   ------------     ------------   ------------
SUMMARY OF OPERATIONS
Net Income                                       $      23,980    $      21,880      9.6 %
Net Interest Income                                     72,426           72,522     (0.1)
Provision for Loan Losses                                5,011            6,250    (19.8)
Non-Interest Income                                     38,951           39,635     (1.7)
Net Gains (Losses)                                      (5,645)          (1,811)   211.7
Non-Interest Income (excluding Net Gains/Losses)        44,596           41,446      7.6
Non-Interest Expense                                    79,350           74,163      7.0
Income Tax Expense (Benefit)                             3,036            9,864    (69.2)

SHARE DATA
Basic Earnings Per Share                         $        0.98    $        0.87     12.6 %
Diluted Earnings Per Share                                0.96             0.84     14.3
Cash Dividends Paid Per Share                            0.455            0.415      9.6
Book Value Per Share                                     13.47            12.02     12.1
Weighted Average Shares -- Basic                    24,443,021       25,134,009     (2.7)
Weighted Average Shares -- Diluted                  25,067,005       25,970,676     (3.5)
Common Shares Outstanding                           24,565,237       25,102,347     (2.1)

END OF PERIOD BALANCES
Investment Securities Portfolio                  $   2,126,758    $   1,920,191     10.8 %
Total Loans                                          2,579,365        2,652,210     (2.7)
Assets                                               5,096,296        5,143,776     (0.9)
Deposits                                             3,347,974        3,350,461     (0.1)
Stockholders' Equity                                   330,816          301,661      9.7
Common Stockholders' Equity                            317,926          302,245      5.2

AVERAGE BALANCES
Investment Securities Portfolio                  $   2,091,345    $   1,834,088     14.0 %
Loans:
  Core Consumer                                        855,989          770,656     11.1
  Core Commercial Business                             347,124          328,545      5.7
  Core Commercial Real Estate                          570,450          498,794     14.4
    Total Core Loans                                 1,773,563        1,597,995     11.0
  Non-Core Consumer                                    687,840        1,030,811    (33.3)
  National Syndicated Loans                             44,006           73,781    (40.4)
    Total Non-Core Loans*                              731,846        1,104,592    (33.7)
Total Loans                                          2,505,409        2,702,587     (7.3)
Earning Assets                                       4,609,413        4,547,862      1.4
Assets                                               4,941,650        4,855,274      1.8
  Core Deposits                                      2,802,876        2,655,278      5.6
  Non-Core Deposits (Brokered Deposits)                377,349          676,610    (44.2)
Total Deposits                                       3,180,225        3,331,888     (4.6)
Stockholders' Equity                                   321,809          292,422     10.0
Common Stockholders' Equity                            305,208          298,115      2.4

SELECTED RATIOS
Return on Average Assets                                  0.98 %           0.91 %
Return on Average Equity                                 15.03            15.09
Return on Average Common Equity                          15.84            14.80
Net Yield on Average Earning Assets (t/e basis)           3.18             3.23
Efficiency Ratio                                         67.61            64.84
Leverage Ratio                                            7.51             7.46
Tier I Risk-Based Capital Ratio                          12.11            11.06
Total Risk-Based Capital Ratio                           13.21            12.13

* Includes purchased loans, syndicated loans outside the Bank's normal lending area and loans from discontinued product lines.



PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
ASSET QUALITY DETAIL
(DOLLARS IN THOUSANDS)                                     6/30/2003         6/30/2002                    3/31/2003
                                                        ---------------   --------------               ---------------
LOAN PORTFOLIO
--------------
Acquired Residential Mortgage                           $      541,166    $     640,262                $     500,487
Other Consumer                                                 913,838          852,128                      874,705
                                                        ---------------   --------------               ---------------
   Total Consumer                                            1,455,004        1,492,390                    1,375,192
Commercial Business                                            379,920          384,799                      364,403
Real Estate - Construction - Residential                       136,996          109,627                      131,872
                           - Commercial                        208,286          208,209                      196,247
Real Estate - Mortgage - Residential                           111,486          244,482                      140,208
                       - Commercial                            287,673          212,703                      254,100
                                                        ---------------   --------------               ---------------
     TOTAL LOANS                                        $    2,579,365    $   2,652,210                $   2,462,022
                                                        ===============   ==============               ===============

NON-PERFORMING ASSETS
---------------------
Acquired Residential Mortgage                           $       15,507    $      17,823                $      17,510
Other Consumer                                                     420              664                          493
Commercial Business                                                533               93                          493
Real Estate - Construction - Residential                           135              215                          -
                           - Commercial                            -                -                            -
Real Estate - Mortgage - Residential                             2,104            3,906                        3,141
                       - Commercial                                735              -                            -
                                                        ---------------   --------------               ---------------
TOTAL NON-ACCRUAL LOANS                                         19,434           22,701                       21,637
TOTAL RENEGOTIATED LOANS                                           -                -                            -
                                                        ---------------   --------------               ---------------
     TOTAL NON-PERFORMING LOANS                                 19,434           22,701                       21,637
TOTAL OTHER ASSETS AND REAL ESTATE OWNED                         5,132            4,060                        4,155
                                                        ---------------   --------------               ---------------
     TOTAL NON-PERFORMING ASSETS                        $       24,566    $      26,761                $      25,792
                                                        ===============   ==============               ===============

90-DAY DELINQUENCIES
--------------------
Acquired Residential Mortgage                           $        5,353 $          4,710                $       6,229
Other Consumer                                                     373              977                          430
Commercial Business                                                380              204                          407
Real Estate - Construction - Residential                           -                -                            136
                           - Commercial                            -                -                            -
Real Estate - Mortgage - Residential                             6,414            6,711                        5,466
                       - Commercial                                -                -                            -
                                                        ---------------   --------------               ---------------
     TOTAL 90-DAY DELINQUENCIES                         $       12,520    $      12,602                $      12,668
                                                        ===============   ==============               ===============

ASSET QUALITY RATIOS
--------------------
Non-Performing Loans to Loans                                     0.75%            0.86%                        0.88%
Non-Performing Assets to Loans                                    0.95%            1.01%                        1.05%
Allowance for Loan Losses to Loans                                1.32%            1.31%                        1.32%
Net Charge-Offs to Average Loans                                  0.28%            0.47%                        0.38%
Allowance for Loan Losses to Non-Performing Loans               175.19%          152.94%                      150.49%

                                                                                                        Three Months
                                                                Three Months Ended June 30,            Ended March 31,
                                                        -----------------------------------
ANALYSIS OF ALLOWANCE FOR LOAN LOSSES                        2003                2002                        2003
-------------------------------------                   ---------------   -----------------            ---------------
Balance at Beginning of Period                          $       32,562    $      35,164                $      33,425
Provision for Loan Losses                                        3,251            2,650                        1,760
Transfer to Other Liabilities                                        -              -                           (262)
Less: Loans Charged-Off, Net of Recoveries
   Acquired Residential Mortgage                                 1,497            2,565                        1,898
   Other Consumer                                                  132              346                          390
   Commercial Business                                             137              177                          122
   Real Estate - Construction - Residential                        -                -                            -
                              - Commercial                         -                -                            -
   Real Estate - Mortgage - Residential                            -                 18                          (49)
                          - Commercial                             -                (11)                         -
                                                        ---------------   -----------------            ---------------
Net Charge-Offs                                                  1,766            3,095                        2,361
                                                        ---------------   -----------------            ---------------
     BALANCE AT END OF PERIOD                           $       34,047    $      34,719                $      32,562
                                                        ===============   =================            ===============

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
COMPARATIVE ANALYSIS OF AVERAGE BALANCES, INTEREST INCOME AND EXPENSE AND INTEREST YIELDS AND RATES
------------------------------------------------------------------------------------------------------------------------------------
                                     Three Months Ended                Three Months Ended
                                        June 30, 2003                    June 30, 2002             2003/2002 Increase/(Decrease)
                                   --------------------------------------------------------- ---------------------------------------
(dollars in thousands)              Average    Income/   Yield/   Average   Income/  Yield/    Average     %       Income/     %
(tax-equivalent basis)              Balance    Expense   Rate     Balance   Expense   Rate     Balance   Change    Expense   Change
                                   ----------- --------- ------  ---------- -------- ------- ---------- -------- ---------- --------
ASSETS
------
Interest-Earning Assets:
Home Equity--Direct              $   387,317 $  5,048   5.23%  $  365,241 $  5,625    6.18%  $  22,076     6.0 %  $  (577)   (10.3)%
Marine                               439,310    6,280   5.73      372,664    6,413    6.90      66,646    17.9       (133)    (2.1)
Acquired Residential Mortgage        525,282    8,512   6.50      654,113   12,784    7.84    (128,831)  (19.7)    (4,272)   (33.4)
Other Direct Consumer                 40,162      795   7.94       46,229      912    7.91      (6,067)  (13.1)      (117)   (12.8)
Other Indirect Consumer               23,786      482   8.13       66,111    1,247    7.57     (42,325)  (64.0)      (765)   (61.3)
Residential Mortgage                 125,313    2,434   7.79      257,980    4,937    7.68    (132,667)  (51.4)    (2,503)   (50.7)
                                 ----------- --------          ---------- --------           ----------           --------
   Total Consumer                  1,541,170   23,551   6.13    1,762,338   31,918    7.26    (221,168)  (12.5)    (8,367)   (26.2)
Commercial Business                  352,095    5,200   5.92      334,796    5,528    6.62      17,299     5.2       (328)    (5.9)
Real Estate-Construction             316,603    3,466   4.39      274,415    3,302    4.83      42,188    15.4        164      5.0
Commercial Mortgage                  263,111    3,982   6.07      223,254    3,660    6.58      39,857    17.9        322      8.8
Non-Core Syndicated Loans             38,232      362   3.80       72,073      865    4.81     (33,841)  (47.0)      (503)   (58.2)
                                 ----------- --------          ---------- --------           ----------           --------
    Total Loans                    2,511,211   36,561   5.84    2,666,876   45,273    6.81    (155,665)   (5.8)    (8,712)   (19.2)
                                 ----------- --------          ---------- --------           ----------           --------
Loans Held for Sale                   11,871      165   5.58        4,897       81    6.63       6,974   142.4         84    103.7
Short-Term Investments                 2,479        5   0.81        2,651       15    2.27        (172)   (6.5)       (10)   (66.7)
Taxable Investment Securities      2,113,055   23,493   4.46    1,869,922   26,705    5.73     243,133    13.0     (3,212)   (12.0)
Tax-Advantaged Investment
   Securities                         19,233      331   6.90       20,892      405    7.78      (1,659)   (7.9)       (74)   (18.3)
                                 ----------- --------          ---------- --------           ----------           --------
    Total Investment Securities    2,132,288   23,824   4.48    1,890,814   27,110    5.75     241,474    12.8     (3,286)   (12.1)
                                 ----------- --------          ---------- --------           ----------           --------
    Total Interest-Earning
        Assets                     4,657,849   60,555   5.21    4,565,238   72,479    6.37      92,611     2.0    (11,924)   (16.5)
                                 ----------- --------          ---------- --------           ----------           --------
Less: Allowance for Loan Losses      (32,741)                     (34,710)                       1,969    (5.7)
Cash and Due From Banks              113,397                       97,474                       15,923    16.3
Other Assets                         260,343                      242,141                       18,202     7.5
                                 -----------                   $4,870,143                    ----------
   Total Assets                  $ 4,998,848                   ==========                    $ 128,705     2.6
                                 ===========                                                 ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Interest-Bearing Liabilities:
Demand/Money Market Deposits     $   884,984    1,673   0.76   $  785,628    2,383    1.22   $  99,356    12.6       (710)   (29.8)
Savings Deposits                     709,444      966   0.55      658,555    1,878    1.14      50,889     7.7       (912)   (48.6)
Direct Time Deposits                 722,802    4,787   2.66      835,176    7,687    3.69    (112,374)  (13.5)    (2,900)   (37.7)
Brokered Time Deposits               356,908    5,471   6.15      630,611   10,257    6.52    (273,703)  (43.4)    (4,786)   (46.7)
Short-Term Borrowings                393,325    1,077   1.10      330,915    1,374    1.67      62,410    18.9       (297)   (21.6)
Long-Term Debt                     1,063,829    9,608   3.62      873,153   12,830    5.89     190,676    21.8     (3,222)   (25.1)
                                 ----------- --------          ---------- --------           ----------           --------
  Total Interest-Bearing
     Liabilities                   4,131,292   23,582   2.29    4,114,038   36,409    3.55      17,254     0.4    (12,827)   (35.2)
                                 ----------- --------          ---------- --------           ----------           --------
Noninterest-Bearing Demand Deposits  538,774                      425,079                      113,695    26.7
Other Liabilities                     20,762                       30,135                       (9,373)  (31.1)
Common Stockholders' Equity          308,020                      300,891                        7,129     2.4
                                 -----------                   ----------                    ----------
   Total Liabilities and
     Stockholders' equity        $ 4,998,848                   $4,870,143                    $ 128,705     2.6
                                 ===========                   ==========                    ==========
Net Interest-Earning Assets      $   526,557                   $  451,200                    $  75,357    16.7
                                 ===========                   ==========                    ==========
Net Interest Income (tax-equivalent)           36,973                       36,070                                    903      2.5
Less: Tax-Equivalent Adjustment                  (174)                        (200)                                    26    (13.0)
                                             --------                     --------                                --------
Net Interest Income                          $ 36,799                     $ 35,870                                $   929      2.6
                                             ========                     ========                                ========
Net Yield on Interest-Earning Assets                    3.18%                         3.17%


                                                        2003/2002
                                                  INCOME/EXPENSE VARIANCE
                                               ----------------------------
(dollars in thousands)                              AVERAGE     AVERAGE
(tax-equivalent basis)                               RATE        VOLUME
                                                  -----------  -----------
ASSETS
------
Interest-Earning Assets:
Home Equity--Direct                               $   (902)     $     325
Marine                                              (1,180)         1,047
Acquired Residential Mortgage                       (1,984)        (2,288)
Other Direct Consumer                                    3           (120)
Other Indirect Consumer                                 87           (852)
Residential Mortgage                                    73         (2,576)
   Total Consumer
Commercial Business                                   (604)           276
Real Estate-Construction                              (315)           479
Commercial Mortgage                                   (296)           618
Non-Core Syndicated Loans                             (156)          (347)
    Total Loans
Loans Held for Sale                                    (15)            99
Short-Term Investments                                  (9)            (1)
Taxable Investment Securities                       (6,400)         3,188
Tax-Advantaged Investment Securities                   (43)           (31)
    Total Investment Securities
    Total Interest-Earning Assets                  (13,367)         1,443
Less: Allowance for Loan Losses
Cash and Due From Banks
Other Assets
   Total Assets

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Interest-Bearing Liabilities:
Demand/Money Market Deposits                          (983)           273
Savings Deposits                                    (1,047)           135
Direct Time Deposits                                (1,960)          (940)
Brokered Time Deposits                                (560)        (4,226)
Short-Term Borrowings                                 (525)           228
Long-Term Debt                                      (5,633)         2,411
  Total Interest-Bearing Liabilities               (12,979)           152
Noninterest-Bearing Demand Deposits
Other Liabilities
Common Stockholders' Equity
   Total Liabilities and Stockholders' Equity
Net Interest-Earning Assets
Net Interest Income (tax-equivalent)              $   (388)     $   1,291
Less: Tax-Equivalent Adjustment
Net Interest Income
Net Yield on Interest-Earning Assets



PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
                                                                     Three Months Ended                      Six Months Ended
                                                                          June 30,                               June 30,
                                                            ---------------------------------      --------------------------------
(dollars in thousands, except per share data)                     2003               2002               2003               2002
                                                            ---------------     -------------      -------------      -------------
INTEREST INCOME:
    Interest and Fees on Loans                              $       36,506       $    45,057        $    73,332        $    92,098
    Interest on Securities                                          23,493            26,775             47,542             54,272
    Tax-Advantaged Interest                                            379               432                779                882
    Interest on Short-Term Investments                                   5                15                 13                 65
                                                            ---------------     -------------      -------------      -------------
        Total Interest Income                                       60,383            72,279            121,666            147,317
                                                            ---------------     -------------      -------------      -------------
INTEREST EXPENSE:
    Interest on Deposits                                            12,899            22,205             27,272             46,693
    Interest on Short-Term Borrowings                                1,077             1,374              2,343              2,705
    Interest on Long-Term Borrowings                                 9,608            12,830             19,625             25,397
                                                            ---------------     -------------      -------------      -------------
        Total Interest Expense                                      23,584            36,409             49,240             74,795
                                                            ---------------     -------------      -------------      -------------
Net Interest Income                                                 36,799            35,870             72,426             72,522
    Less: Provision for Loan Losses                                  3,251             2,650              5,011              6,250
                                                            ---------------     -------------      -------------      -------------
Net Interest Income after Provision for Loan Losses                 33,548            33,220             67,415             66,272
                                                            ---------------     -------------      -------------      -------------
NON-INTEREST INCOME:
    Service Charges on Deposit Accounts                             19,244            17,789             36,565             33,532
    Commissions and Fees                                             1,150             1,266              2,460              2,600
    Net Losses                                                      (6,892)           (2,242)            (5,645)            (1,811)
    Other Non-Interest Income                                        2,858             2,622              5,571              5,314
                                                            ---------------     -------------      -------------      -------------
        Total Non-Interest Income                                   16,360            19,435             38,951             39,635
                                                            ---------------     -------------      -------------      -------------
NON-INTEREST EXPENSE:
    Salaries and Employee Benefits                                  19,578            17,804             38,562             35,824
    Occupancy Expense, Net                                           3,894             3,553              7,974              7,054
    Furniture and Equipment Expense                                  2,955             2,704              5,821              5,338
    External Processing Fees                                         5,451             5,142             10,543              9,995
    Other Non-Interest Expense                                       8,422             8,577             16,450             15,952
                                                            ---------------     -------------      -------------      -------------
        Total Non-Interest Expense                                  40,300            37,780             79,350             74,163
                                                            ---------------     -------------      -------------      -------------
Income before Income Taxes                                           9,608            14,875             27,016             31,744
Income Tax Expense (Benefit)                                        (2,587)            4,470              3,036              9,864
                                                            ---------------     -------------      -------------      -------------
Net Income                                                  $       12,195      $     10,405       $     23,980       $     21,880
                                                            ---------------     -------------      -------------      -------------

NET INCOME PER SHARE AMOUNTS:
    Basic                                                   $         0.50       $      0.41        $      0.98        $      0.87
    Diluted                                                           0.49              0.40               0.96               0.84




PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CONDITION

                                                                                  June 30,            December 31,        June 30,
(dollars in thousands, except share amounts)                                        2003                 2002               2002
                                                                               ---------------     ---------------    --------------
ASSETS:
    Cash and Due From Banks                                                     $    144,251        $   145,063        $    138,480
    Short-Term Investments                                                             1,694              3,129               2,150
    Mortgage Loans Held for Sale                                                       8,091              8,899               5,352
    Securities Available for Sale                                                  2,126,758          1,993,229           1,920,191
    Loans                                                                          2,579,365          2,560,563           2,652,210
    Less:  Allowance for Loan Losses                                                  34,047             33,425              34,719
                                                                               --------------     --------------      --------------
      Net Loans                                                                    2,545,318          2,527,138           2,617,491
                                                                               --------------     --------------      --------------
    Premises and Equipment, Net                                                       47,083             47,031              45,136
    Accrued Interest Receivable                                                       26,296             28,101              31,477
    Intangible Assets                                                                  9,136              9,340              10,565
    Other Assets                                                                     187,669            128,792             372,934
                                                                               --------------     --------------      --------------
Total Assets                                                                    $  5,096,296       $  4,890,722        $  5,143,776
                                                                               --------------     --------------      --------------
LIABILITIES:
    Deposits:
      Noninterest-Bearing                                                       $    672,459       $    492,661        $    479,024
      Interest-Bearing                                                             2,675,515          2,695,305           2,871,437
                                                                               --------------     --------------      --------------
        Total Deposits                                                             3,347,974          3,187,966           3,350,461
                                                                               --------------     --------------      --------------
    Short-Term Borrowings                                                            369,173            539,758             344,460
    Long-Term Debt                                                                   975,280            814,546             858,614
    Other Liabilities                                                                 73,053             32,817             288,580
                                                                               --------------     --------------      --------------
            Total Liabilities                                                      4,765,480          4,575,087           4,842,115
                                                                               --------------     --------------      --------------
STOCKHOLDERS' EQUITY:
    Common Stock (par value $1.00) authorized 100,000,000 shares; issued
      31,938,838, 31,737,237 and 31,688,048 shares at
      June 30, 2003, December 31, 2002 and June 30, 2002, respectively                31,939             31,737              31,688
    Capital Surplus                                                                  293,832            289,698             289,573
    Retained Earnings                                                                137,737            124,862             109,194
    Net Accumulated Other Comprehensive Income (Loss)                                 12,890             14,920                (584)
    Treasury Stock at Cost - 7,373,601,  7,373,601 and 6,585,701 shares at
       June 30, 2003, December 31, 2002 and June 30, 2002, respectively             (145,582)          (145,582)           (128,210)
                                                                               --------------     --------------      --------------
            Total Stockholders' Equity                                               330,816            315,635             301,661
                                                                               --------------     --------------      --------------
Total Liabilities and Stockholders' Equity                                      $  5,096,296       $  4,890,722        $  5,143,776
                                                                               ==============     ==============      ==============
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